Exhibit 99.1
Corporate Development:
Will Price, Vice President, Corporate Development & Integration
response@cornerstone-bb.com

Investor Relations:
Mohsin Syed, Vice President, Corporate Finance & Investor Relations
response@cornerstone-bb.com

Media Relations:
Gia Oei, Vice President, Corporate Communications & Culture
response@cornerstone-bb.com
FOR IMMEDIATE RELEASE

Cornerstone Building Brands Completes Acquisition of Mueller Supply Company,
Bolstering its Position in Residential Metal Roofing Market

CARY, N.C., July 16, 2024 – Cornerstone Building Brands, Inc. ("Cornerstone Building Brands"), a leading manufacturer of exterior building products in North America, has completed its previously announced acquisition of Mueller Supply Company, Inc. (“Mueller”), a leading manufacturer of residential metal roofing and components and steel buildings in Texas and the Southwest. This strategic acquisition further strengthens Cornerstone Buildings Brands’ presence in the high-growth residential metal roofing market in key geographies.

“We’re excited to add Mueller’s deep industry expertise, capabilities and talented team to our business,” said Matt Ackley, Shelter Solutions President, Cornerstone Building Brands. “This acquisition doubles our metal building materials footprint and enables us to better serve the widest set of residential metal roofing and simple metal building customers through the most channels. Additionally, we’ll leverage Mueller’s successful greenfield expansion strategy to further accelerate our organic growth.”

Sullivan & Cromwell LLP served as legal counsel to Cornerstone Building Brands for this transaction.

About Cornerstone Building Brands

Cornerstone Building Brands is a leading manufacturer of exterior building products for residential and low-rise non-residential buildings in North America. Headquartered in Cary, N.C., we serve residential and commercial customers across the new construction and Repair & Remodel markets. Our market-leading portfolio of products spans vinyl windows, vinyl siding, stone veneer, metal roofing, metal wall systems and metal accessories. Cornerstone Building Brands’ broad, multi-channel distribution platform and expansive national footprint includes approximately 18,000 employees at manufacturing, distribution and office locations throughout North America. Corporate stewardship and Environmental, Social and Governance responsibility are embedded in our culture. We are committed to contributing
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5020 Weston Parkway | Suite 400 | Cary, NC 27513 | 888.975.9436 | CornerstoneBuildingBrands.com

positively to the communities where we live, work and play. For more information, visit us at cornerstonebuildingbrands.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate," “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates and, therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause Cornerstone Building Brands’ actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to: our ability to maintain relationships with customers, suppliers and other business partners; the effect of the transaction on our operating results and business; our ability to implement plans, achieve forecasts and meet other expectations with respect to the combined business and realize expected synergies; unexpected costs, charges and expenses; our ability to successfully integrate Mueller’s operations; difficulties in retaining and hiring key personnel and employees due to the transaction and business combination; and the diversion of management time on integration. In addition to these factors, we encourage you to review the “Risk Factors” set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other filings with the U.S. Securities and Exchange Commission (SEC), which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements set forth in this communication. Cornerstone Building Brands expressly disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

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5020 Weston Parkway | Suite 400 | Cary, NC 27513 | 888.975.9436 | CornerstoneBuildingBrands.com